SUPPLEMENT DATED FEBRUARY 26, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND – CASH MANAGEMENT PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Cash Management Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

Cash Management Portfolio – The following is added to the table in the Management Firm subsection:

Michael Lonia, Associate Director	Since 2013